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Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the "First Amendment") made as of the 18 day of July, 2003, by and among PACIFIC ENERGY GROUP LLC ("Borrower"), a Delaware limited liability company, PACIFIC ENERGY PARTNERS, L.P. ("Pacific Energy Partners"), a Delaware limited partnership, and FLEET NATIONAL BANK, as administrative agent (in such capacity, "Administrative Agent"), U.S. BANK NATIONAL ASSOCIATION, as syndication agent (in such capacity, "Syndication Agent"), FORTIS CAPITAL CORP. and THE BANK OF NOVA SCOTIA, as co-documentation agents (in such capacity, "Co-Documentation Agents"), FLEET SECURITIES, INC. and U.S. BANK NATIONAL ASSOCIATION, as co-arrangers and co-book managers (in such capacity, "Arrangers") and the Lenders referred to below.

W I T N E S S E T H:

        WHEREAS, Borrower, Pacific Energy Partners, Administrative Agent, Syndication Agent, Co-Documentation Agents, Arrangers and the lenders party thereto ("Lenders") have entered into that certain Credit Agreement dated as of July 19, 2002 (the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

        WHEREAS, Borrower, Pacific Energy Partners, Administrative Agent, Syndication Agent, Co-Documentation Agent, Arrangers and Lenders desire to amend the Original Agreement for the purposes expressed herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans and other credit that may hereafter be extended by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.
Definitions and References

        Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this First Amendment.

ARTICLE II.
Amendments to Original Agreement

        Section 2.1. Guaranties of Subsidiaries. Subsection (b) of Section 6.13 of the Original Agreement is hereby amended in its entirety to read as follows:

          (b)   Pacific Pipeline System LLC, Pacific Terminals LLC and each other PUC Restricted Subsidiary shall not be required to provide a Guaranty pursuant to subsection (a) of this Section 6.13 unless regulatory approval shall have been obtained for such Guaranty from the applicable public utility commission having such regulatory authority over such PUC Restricted Subsidiary (in this Section called the applicable "PUC"). Pacific Energy Partners and Borrower shall cause Pacific Pipeline System LLC and Pacific Terminals LLC to file an application for the approval of the applicable PUC for a Guaranty of the Obligations on or prior to the consummation of the EPTC Acquisition and to use its best efforts to obtain the approval of the applicable PUC for a Guaranty of the Obligations as promptly as possible after such filing. Pacific Energy Partners and Borrower shall cause each PUC Restricted Subsidiary other than Pacific Pipeline System LLC and Pacific Terminals LLC to use its best efforts to obtain the approval of the applicable PUC for a Guaranty of the Obligations on or prior to the consummation of the acquisition of such PUC Restricted Subsidiary. If the EPTC Acquisition is abandoned or terminated, Pacific Energy Partners and Borrower shall cause Pacific Pipeline System LLC to use its best efforts to obtain the approval of the applicable PUC for a Guaranty of the Obligations as promptly as possible after such abandonment or termination. Pacific Energy Partners and Borrower shall cause the PUC Restricted Subsidiary to use such best efforts to obtain the approval of the applicable PUC for an absolute and unconditional Guaranty except to the extent that Restricted Persons reasonably determine that a request for a limited Guaranty substantially increases the likelihood of obtaining such approval, and, to the extent expressly required by the applicable PUC, the maximum principal amount of such Guaranty shall be limited to the maximum amount specified by the applicable PUC approval; provided further that such request for approval shall be for not less than $176,000,000 in the case of Pacific Pipeline System LLC and not less than the purchase price for the assets to be acquired under the EPTC Acquisition Documents in the case of Pacific Terminals LLC.

        Section 2.2. Agreement to Deliver Security Documents. Subsection (b) of Section 6.16 of the Original Agreement is hereby amended in its entirety to read as follows:

          (b)   Pacific Pipeline System LLC, Pacific Terminals LLC and each other PUC Restricted Subsidiary shall not be required to execute and deliver any Security Document pursuant to subsection (a) of this Section 6.16 unless regulatory approval shall have been obtained for such Security Document from the applicable public utility commission having such regulatory authority over such PUC Restricted Subsidiary (in this Section called the applicable "PUC"). Pacific Energy Partners and Borrower shall cause Pacific Pipeline System LLC and Pacific Terminals LLC to file an application for the approval of the applicable PUC for Liens and security interests covering any Real Property Collateral now owned or hereafter acquired by such Person to secure the obligations in such PUC Restricted Subsidiary's Guaranty on or prior to the consummation of the EPTC Acquisition and to use its best efforts to obtain the approval of the applicable PUC for such Liens and security interests as promptly as possible after such filing to secure the obligations in such PUC Restricted Subsidiary's Guaranty (if delivered pursuant to Section 6.13). If the EPTC Acquisition is abandoned or terminated, Pacific Energy Partners and Borrower shall cause Pacific Pipeline System LLC to use its best efforts to obtain the approval of the applicable PUC for such Liens and security interests as promptly as possible after such abandonment or termination. Pacific Energy Partners and Borrower shall cause each PUC Restricted Subsidiary other than Pacific Pipeline System LLC and Pacific Terminals LLC to use its best efforts to obtain the approval of the applicable PUC for Liens and security interests covering any Real Property Collateral now owned or hereafter acquired by such Person (other than as provided in subsection (a) of this Section 6.16 with respect to certain property of Pacific Marketing and Transportation LLC), to secure the obligations in such PUC Restricted Subsidiary's Guaranty (if delivered pursuant to Section 6.13).

ARTICLE III.
Conditions of Effectiveness

        Section 3.1. Effective Date. This First Amendment shall become effective as of the date first above written when, and only when Agent shall have received, at Agent's office a counterpart of this First Amendment executed and delivered by Borrower and Majority Lenders.

ARTICLE IV.
Representations and Warranties

        Section 4.1. Representations and Warranties of Borrower. In order to induce Agent and Majority Lenders to enter into this First Amendment, Borrower represents and warrants to each Lender that:

          (a)   The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b)   Borrower is duly authorized to execute and deliver this First Amendment, and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all action necessary to authorize the execution and delivery of this First Amendment and to authorize the performance of the obligations of Borrower hereunder.

          (c)   The execution and delivery by Borrower of this First Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this First Amendment or to consummate the transactions contemplated hereby.

          (d)   When duly executed and delivered, each of this First Amendment, and the Credit Agreement will be a legal and binding obligation of Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

ARTICLE V.
Miscellaneous

        Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or Agent under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

        Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this First Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, and agreements and covenants of, Borrower under this First Amendment and under the Credit Agreement.

        Section 5.3. Loan Documents. This First Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        Section 5.4. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws applicable to the Credit Agreement.

        Section 5.5. Counterparts. This First Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same First Amendment.

        THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

BORROWER:	PACIFIC ENERGY GROUP LLC
	By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President
PACIFIC ENERGY PARTNERS:	PACIFIC ENERGY PARTNERS, L.P.
	By:	PACIFIC ENERGY GP, INC., its general partner
		By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President
FLEET NATIONAL BANK, Administrative Agent, LC Issuer and a Lender
By:	/s/ TERRENCE RONAN Terrence Ronan Managing Director
FLEET SECURITIES, INC., Co-Lead Arranger and Co-Book Manager
By:	/s/ RICHARD MAKIN Richard Makin Managing Director

CONSENT AND AGREEMENT

        The undersigned each hereby consents to the provisions of this First Amendment and the transactions contemplated herein and hereby ratifies and confirms the Guaranty dated as of July 19, 2002, made by it favor of FLEET NATIONAL BANK, as administrative agent, and agree that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PACIFIC MARKETING & TRANSPORTATION LLC
By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President
ROCKY MOUNTAIN PIPELINE SYSTEM LLC
By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President
ANSCHUTZ RANCH EAST PIPELINE LLC
By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President
RANCH PIPELINE LLC
By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President

CONSENT AND AGREEMENT

        The undersigned hereby consents to the provisions of this First Amendment and the transactions contemplated herein and hereby ratifies and confirms the Guaranty dated as of July 19, 2002, made by it in favor of FLEET NATIONAL BANK, as administrative agent (in such capacity, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PACIFIC ENERGY PARTNERS, L.P.
By: PACIFIC ENERGY GP, INC., its general partner
By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President

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  Exhibit 10.2